Exhibit 99(c)
PROXY VOTING INSTRUCTIONS	Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

THE BOARD OF DIRECTORS OF WESTCORP UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.		Please mark your votes as indicated in this example.		☑
		FOR	AGAINST	ABSTAIN
Proposal 1:	TO APPROVE THE AGREEMENT AND PLAN OF MERGER, AS AMENDED AND RESTATED, DATED AS OF SEPTEMBER 12, 2005, AMONG WACHOVIA CORPORATION, WESTCORP, WESTERN FINANCIAL BANK AND WFS FINANCIAL INC, AND TO APPROVE THE MERGER OF WESTCORP WITH AND INTO WACHOVIA CORPORATION.	☐	☐	☐
		FOR	AGAINST	ABSTAIN
Proposal 2:	TO APPROVE AN ADJOURNMENT OR POSTPONEMENT OF THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES.	☐	☐	☐

TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY BE BROUGHT BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE DETACH SIGNED AND COMPLETED CARD BELOW AND MAIL IN THE ENVELOPE PROVIDED IF YOU ARE NOT VOTING BY THE INTERNET OR BY PHONE.		I expect to attend the Meeting.		☐

Please date this Proxy and sign your name exactly as it appears on your stock certificate(s). When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give the full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership’s name by an authorized person.

Number of Shares Owned: ____________________________________________________________________________
Signature: _____________________________ Signature: _____________________________ Date ________________

Ù FOLD AND DETACH HERE Ù

Choose MLinksm for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.melloninvestor.com/isd where step-by-step instructions will prompt you through enrollment.

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting is available until 11:59 PM Eastern Time the day prior to the Special Meeting.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.proxyvoting.com/wes Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Telephone 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mail Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

You can view the Proxy Statement
on the Internet at www.westcorpinc.com

REVOCABLE PROXY

WESTCORP
23 Pasteur
Irvine, California 92618

This Proxy is Solicited on Behalf of the Board of Directors of Westcorp for use at the
Special Meeting of the Shareholders of Westcorp to be held on January 6, 2006, and at any adjournment or postponement thereof.

     The undersigned appoints each of Ernest S. Rady and Thomas A. Wolfe as proxy and hereby authorizes each of them, separately or together, with full power of substitution and resubstitution, to represent and to vote all of the shares of common stock of Westcorp held of record by and standing in the name of the undersigned on November 17, 2005, at the Special Meeting of Shareholders of WESTCORP, to be held at 10:00 a.m., Pacific time, on January 6, 2006, and any adjournments or postponements thereof.

     This proxy, when properly executed, will be voted in the manner directed on the reverse hereof by the undersigned shareholder. The Board of Directors of Westcorp unanimously recommends a vote “FOR” Proposals 1 and 2. If this proxy is properly executed, but no direction is specified on the reverse, this proxy will be voted as to all shares of the undersigned “FOR” Proposal 1, “FOR” Proposal 2 and according to the discretion of the proxy holder on any other matters that may properly come before the Special Meeting. The undersigned shareholder may revoke this proxy at any time prior to its exercise by delivering to the Secretary of Westcorp either a written revocation of the proxy or a duly executed proxy bearing a later date, or by being present at the Special Meeting and electing to vote in person.

CONTINUED AND TO BE DATED AND SIGNED ON REVERSE SIDE

Address Change/Comments (Mark the corresponding box on the reverse side)

Ù FOLD AND DETACH HERE Ù

WESTCORP

Special Meeting of Shareholders

January 6, 2006

10:00 a.m.

23 Pasteur Road
Irvine, California 92618

VOTING INSTRUCTIONS	Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

THE BOARD OF DIRECTORS OF WESTCORP UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.		Please mark your votes as indicated in this example.		☑
		FOR	AGAINST	ABSTAIN
Proposal 1:	TO APPROVE THE AGREEMENT AND PLAN OF MERGER, AS AMENDED AND RESTATED, DATED AS OF SEPTEMBER 12, 2005, AMONG WACHOVIA CORPORATION, WESTCORP, WESTERN FINANCIAL BANK AND WFS FINANCIAL INC, AND TO APPROVE THE MERGER OF WESTCORP WITH AND INTO WACHOVIA CORPORATION.	☐	☐	☐
		FOR	AGAINST	ABSTAIN
Proposal 2:	TO APPROVE AN ADJOURNMENT OR POSTPONEMENT OF THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES.	☐	☐	☐

TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY BE BROUGHT BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE DETACH SIGNED AND COMPLETED CARD BELOW AND MAIL IN THE ENVELOPE PROVIDED IF YOU ARE NOT VOTING BY THE INTERNET OR BY PHONE.	I expect to attend the Meeting.			☐

Please date these voting instructions and sign your name exactly as it appears hereon.

Number of Shares of Westcorp Common Stock in Westcorp Employee Stock Ownership and Salary Savings Plan: ________
Signature: _____________________________ Signature: _____________________________ Date ________________

Ù FOLD AND DETACH HERE Ù

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting is available until
11:59 PM Eastern Time January 4, 2006.

Your Internet or telephone instruction authorizes the Trustees to vote your shares in the same manner as if you marked, signed and returned your voting instruction card.

Internet http://www.proxyvoting.com/wes-emp Use the Internet to vote. Have your voting instruction card in hand when you access the web site.	OR	Telephone 1-866-540-5760 Use any touch-tone telephone to vote. Have your voting instruction card in hand when you call.	OR	Mail Mark, sign and date your voting instruction card and return it in the enclosed postage-paid envelope.

If you vote by Internet or by telephone,
you do NOT need to mail back your voting instruction card.

You can view the Proxy Statement
on the Internet at www.westcorpinc.com

REVOCABLE VOTING INSTRUCTIONS

WESTCORP
23 Pasteur
Irvine, California 92618

VOTING INSTRUCTIONS TO TRUSTEES FOR THE SPECIAL MEETING OF THE SHAREHOLDERS OF WESTCORP
TO BE HELD ON JANUARY 6, 2006.

     The undersigned Participant in the Westcorp Employee Stock Ownership and Salary Savings Plan hereby instructs Investors Bank & Trust, as Trustee for the employee stock ownership portion of the plan and, Matrix Capital Bank Trust Services as Trustee for the salary savings portion of the plan, to vote all shares of Westcorp common stock allocated to the respective accounts of the undersigned under the Employee Stock Ownership and Salary Savings Plan, and to act in their discretion upon such other business as may properly come before the Special Meeting of Stockholders of Westcorp to be held on January 6, 2006, and any adjournments or postponements thereof.

     EACH TRUSTEE SOLICITS THESE VOTING INSTRUCTIONS FROM PARTICIPANTS IN THE WESTCORP EMPLOYEE STOCK OWNERSHIP AND SALARY SAVINGS PLAN WHO HAVE RIGHTS IN WESTCORP COMMON STOCK.

     Please submit voting instructions in accordance with the instructions on the reverse side of this card prior to 11:59 p.m., Eastern Time, on January 4, 2006. If this card is properly executed, each trustee will vote the applicable shares in the manner directed herein by the undersigned shareholder. The Board of Directors of Westcorp unanimously recommends a vote “FOR” Proposals 1 and 2. If this card is properly executed, but no direction is specified on the reverse, each trustee will vote all shares of the undersigned “FOR” Proposal 1, “FOR” Proposal 2 and according to the discretion of such trustee on any other matters that may properly come before the Special Meeting. The undersigned shareholder may revoke these voting instructions at any time prior to 11:59 p.m., Eastern Time, on January 4, 2006 by delivering to the trustees either a written revocation of the voting instructions or duly executed voting instructions bearing a later date.

CONTINUED AND TO BE DATED AND SIGNED ON REVERSE SIDE

Address Change/Comments (Mark the corresponding box on the reverse side)

Ù FOLD AND DETACH HERE Ù

WESTCORP

Special Meeting of Shareholders

January 6, 2006

10:00 a.m.

23 Pasteur Road
Irvine, California 92618